UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
Amendment No. 1
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2025
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SkyWater Technology, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40345	37-1839853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East 86th Street Bloomington, Minnesota 55425
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 851-5200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	SKYT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
SkyWater Technology, Inc. (the “Company”) previously filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (the “SEC”) on July 3, 2025. The Original 8-K disclosed the Company’s acquisition from Spansion LLC (“Seller”), an affiliate of Infineon Technologies AG, of all of the issued and outstanding memberships interests of Spansion Fab 25, LLC, a newly-formed limited liability company (the “Fab 25 Business of Infineon Technologies AG”), that received, pursuant to a pre-closing restructuring, substantially all of the property, plant and equipment and employees and certain other assets and liabilities related to Infineon Technologies AG’s 200 mm fab in Austin, Texas (the “Transaction”). The Transaction was financed through proceeds received from the Company’s execution of an Amended and Restated Loan and Security Agreement with Siena Lending Group LLC and certain other parties on June 30, 2025 (the “Debt Financing”).

This Amendment No. 1 to the Original 8-K (this “Amendment No. 1”) is being filed to provide the required financial statements under Rule 3-05 of SEC Regulation S-X with respect to the Transaction. Additionally, this Amendment No. 1 presents the required unaudited pro forma condensed combined financial information reflecting the impact of the Transaction and Debt Financing on the Company.

The Company’s results with respect to the Transaction may be materially different from those presented in this Amendment No. 1 and the exhibits hereto due to various factors, including but not limited to those set forth in the Company’s filings with the SEC.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired

The audited Combined Abbreviated Financial Statements of the Fab 25 Business of Infineon Technologies, including the Combined Statements of Assets Acquired and Liabilities Assumed, which comprise all of the assets acquired from the Seller and liabilities assumed by the Company pursuant to the Transaction, as of September 30, 2024 and 2023, the audited abbreviated Combined Statements of Revenues and Direct Expenses for the fiscal years then ended, and the related notes to the Combined Abbreviated Financial Statements are filed herewith as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).

The Combined Abbreviated Financial Statements of the Fab 25 Business of Infineon Technologies, including the Combined Statements of Assets Acquired and Liabilities Assumed, which comprise all of the assets acquired from the Seller and liabilities assumed by the Company pursuant to the Transaction, as of June 30, 2025 and 2024 (unaudited), the abbreviated Combined Statements of Revenues and Direct Expenses for the nine-month fiscal periods then ended (unaudited), and the related notes to Combined Abbreviated Financial Statements are filed herewith as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The following unaudited Pro Forma Condensed Combined Financial Information of the Company is filed herewith as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference into this Item 9.01(b):

• Unaudited Pro Forma Condensed Combined Balance Sheet as of June 29, 2025
• Unaudited Pro Forma Condensed Combined Statement of Operations for the six-month fiscal period ended June 29, 2025
• Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 29, 2024
• Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Exhibit No.	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP
99.1
Audited Combined Abbreviated Financial Statements with respect to the Fab 25 Business of Infineon Technologies AG as of and for the years ended September 30, 2024 and September 30, 2023 and the notes related thereto

99.2	Combined Abbreviated Financial Statements with respect to the Fab 25 Business of Infineon Technologies AG as of and for the interim period ended June 30, 2025 and June 30, 2024 (unaudited) and the notes related thereto
99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWater Technology, Inc.

Date: September 15, 2025	By:	/s/ Thomas J. Sonderman
	Name:	Thomas J. Sonderman
	Title:	Chief Executive Officer